CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER OF
ARIEL INVESTMENT TRUST
PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

I, Mellody Hobson, am President (principal executive officer) of Ariel Investment Trust (the “Registrant”).

This certification is being furnished pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Registrant’s Annual Report on Form N-CSR for the period ended September 30, 2010 (the “Report”).

I hereby certify that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    November 15, 2010                                                                                                                                                           /s/ Mellody Hobson
                                                                                                       Mellody Hobson
                                                                                                       President and Principal Executive Officer

CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER OF
ARIEL INVESTMENT TRUST
PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

I, Anita Zagrodnik, am Chief Financial Officer (principal financial officer) of Ariel Investment Trust (the “Registrant”).

This certification is being furnished pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Registrant’s Annual Report on Form N-CSR for the period ended September 30, 2010 (the “Report”).

I hereby certify that to the best of my knowledge:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    November 15, 2010                                                                                                                                                             /s/ Anita Zagrodnik
                                                                               Anita Zagrodnik
                                                                               Treasurer and Chief Financial Officer